EXHIBIT 99.1

STOCK REPURCHASE AGREEMENT

This STOCK REPURCHASE AGREEMENT (this “Agreement”), is made as of May 9, 2012 (the “Effective Date”), by and between BioMimetix Pharmaceutical, Inc., a Delaware corporation (the “Company”), and Omni Bio Pharmaceutical, Inc., a Colorado corporation with its principal office located at 5350 S. Roslyn Street, Ste 430, Greenwood Village, CO 80111 (“Stockholder”).

RECITALS

WHEREAS, the Stockholder is the holder of Sixty-two thousand five hundred (62,500) shares of the Company’s common stock (the “Shares”); and

WHEREAS, the Company has offered to repurchase the Shares on the terms outlined herein, and the Stockholder has agreed to sell and relinquish the Shares on such terms.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Stockholder and the Company hereby agree as follows:

1.	Repurchase of the Shares.

a.	Subject to the terms and conditions of this Agreement, the Stockholder hereby sells the Shares, which represent a portion of the Stockholder’s interests in the Company, to the Company, and the Company hereby repurchases the Shares from the Stockholder for $500,000.00 (the “Purchase Price”). The Company shall pay the Purchase Price by wire transfer of immediately available funds to an account designated by the Stockholder or in such other manner acceptable to the Stockholder.

b.	The Stockholder shall tender to the Company an executed irrevocable stock power for the Shares in the form attached as Exhibit A to this Agreement and any certificate representing the Shares. In the event any certificate representing the Shares also represents additional shares of the Company’s common stock, upon receipt of such certificate the Company shall promptly issue a new certificate representing such shares to Stockholder.

c.	The Company and the Stockholder, respectively, shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

2.	Representations of the Stockholder. The Stockholder hereby represents and warrants to the Company the following:

a.	The Stockholder has full power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby.

b.	This Agreement has been duly and validly executed and delivered by, and is the valid, legal and binding obligation of, the Stockholder, enforceable in accordance with its terms.

c.	The Stockholder is the sole record and beneficial owner of the Shares and has, and will deliver to the Company, good and valid title to the Shares, free and clear of any mortgages, liens, encumbrances or other interests of third parties of any nature.

d.	The Stockholder is not selling the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company. The Stockholder has had an opportunity to review the Company’s records and information and desires no further or additional information concerning the Company or its operation.

e.	The Stockholder has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to the disposition of the Shares. The Stockholder assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Stockholder may be required to or find desirable to file in connection therewith.

3.	Representations of the Company. The Company hereby represents and warrants to the Stockholder the following:

a.	The Company has full power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby.

b.	This Agreement has been duly and validly executed and delivered by, and is the valid, legal and binding obligation of, the Company, enforceable in accordance with its terms.

4.	Miscellaneous. This Agreement (a) will be construed in accordance with the laws of Colorado, without giving effect to its choice of law provisions; (b) may be executed in any number of counterparts and each will be considered an original; (c) this Agreement sets forth the entire understanding between the parties hereto and supersedes any prior and or written agreements and understandings with respect to the subject matter hereof and thereof; and (d) may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

THE COMPANY:

BIOMIMETIX PHARMACEUTICAL, INC.

By:
Name: James Crapo
Title: President and CEO

THE STOCKHOLDER:

OMNI BIO PHARMACEUTICAL, INC.

By:
Name: Vicki Barone
Title: Chairperson of the Board of Directors

By:
Name: Robert Ogden
Title: CFO and Secretary

Exhibit A

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to BioMimetix Pharmaceutical, Inc. (the “Company”), Sixty-Two Thousand Five Hundred (62,500) shares, $0.001 par value per share, of the Common Stock of the Company, represented by Certificate No. 12 standing in the name of the undersigned on the books of the Company.

The undersigned does hereby irrevocably constitute and appoint Hutchison Law Group attorney to transfer said stock on the books of the Company, with full power of substitution in the premises.

May 9, 2012

OMNI BIO PHARMACEUTICAL, INC.

By:
Name: Vicki Barone
Title: Chairperson of the Board of Directors

By:
Name: Robert Ogden
Title: CFO and Secretary

4